AUTOMOTIVE WHOLESALE PLAN
                      APPLICATION FOR WHOLESALE FINANCING
         [LOGO]
Ford Motor Credit Company

                                                            Date AUGUST 10, 1972

To: Ford Motor Credit Company (hereinafter called "FMCC")

The undersigned        LONE STAR FORD, INC.      (hereinafter called "Dealer"
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                  (Dealer's Exact Business Name)

of    8600 No. FREEWAY             HOUSTON                   TEXAS  -  77088
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     (Street and Number)           (City)         (Zone)    (State)

hereby requests FMCC to extend to Dealer financing accommodations under the FMCC Wholesale Plan as set forth in the August 1962 edition of FMCC Dealer Manual entitled "Automotive Finance Plans for Ford Motor Company Dealers" or any subsequent edition thereof (herein called the "Plan"), and in consideration thereof Dealer hereby agrees as follows:

1. Scope of Services -

FMCC, at all times, shall have the right in its sole discretion to determine the extent to which, the terms and conditions on which, and the period for which it will make advances to or on behalf of Dealer, or extend credit to Dealer under the Plan or otherwise. FMCC at any time and from time to time in its sole discretion may establish, rescind or change limits or the extent to which financing accommodations under the Plan shall be made available to Dealer.


2. Execution of Documents, Etc. -

Dealer shall execute and deliver to FMCC promissory notes or other evidences of indebtedness and/or trust receipts, conditional sale contracts, chattel mortgages or other title retention or security instruments for the amounts of credit extended by FMCC hereunder and shall execute any additional documents which FMCC may reasonably request to confirm Dealer's obligations to FMCC and to confirm FMCC's title, title retention, lien or security interest in any merchandise financed by FMCC for Dealer under the Plan, and FMCC's title retention, lien or security or other interest in any such merchandise shall not be impaired by the delivery to Dealer of such merchandise or bills of lading, certificates of origin, invoices or other documents pertaining thereto, or by the payment by Dealer of any curtailment, security or other deposit or portion of the amount financed. The execution by Dealer or on Dealer's behalf of any document for the amount of any credit extended shall be deemed evidence of Dealer's obligation and not payment thereof. FMCC may, for and in the name of Dealer, endorse and assign any obligation transferred to FMCC by Dealer and any check or other medium of payment intended to apply on such obligation. FMCC may complete any blank-space and fill in omitted information on any document or paper furnished to it by Dealer.


3. Dealer's Possession of Merchandise -

All merchandise financed hereunder shall be held by Dealer for the sole purpose of storing and exhibiting the same for sale in the ordinary course of Dealer's business. Dealer shall keep the merchandise brand new and subject to inspection by FMCC and free from all taxes, liens and encumbrances. Any sum of money that may be paid by FMCC in release or discharge of any taxes, liens or encumbrances on any such merchandise or on any documents executed in connection therewith shall be paid by Dealer to FMCC upon demand. Dealer shall not mortgage, pledge or loan all or any portion of such merchandise, and shall not transfer or otherwise dispose thereof except by sale in the ordinary course of Dealer's business. Any and all proceeds or any sale or other disposition of the merchandise by Dealer shall be received and held by Dealer in trust for FMCC and shall be fully, faithfully and promptly accounted for and remitted by the Dealer to FMCC to the extent of Dealer's obligation to FMCC with respect to such merchandise. FMCC's title, title retention, lien or security interest in any such merchandise shall attach, to the full extent provided or permitted by law, to the proceeds, in whatever form, of any sale of disposition thereof by the Dealer until such proceeds are accounted for and remitted to FMCC as hereinbefore provided.


4. Furnishing of Information -

To induce FMCC to extend such financing accommodations to it, Dealer submits the information concerning its business organization and financial condition set forth on the reverse side hereof and/or attached hereto, and certifies that the same is complete, true and correct in all respects and that the financial information contained therein and/or subsequently to be furnished to FMCC from time to time does and shall fairly present the financial condition of Dealer in accordance with generally accepted accounting principles. Dealer agrees to notify FMCC promptly of any material change in its business organization, financial condition, or in any information relating thereto previously furnished to FMCC. Dealer acknowledges and intends that FMCC shall rely, and shall [ILLEGIBLE] the right to rely on such information in extending and continuing to extend financing accommodations to Dealer. Dealer hereby authorizes FMCC from time to time and at all reasonable times to examine, appraise and verify the existence and condition of all merchandise, documents and commercial or other property which FMCC has or has had any title, title retention, lien or security or interest, and all of Dealer's books and records in any way relating thereto.


5. Credits -

All funds or other property belonging to FMCC received by Dealer shall be received by Dealer in trust for FMCC and shall be forthwith remitted to FMCC. FMCC shall, at all times, have a right to offset and apply any and all [ILLEGIBLE] monies or properties of Dealer in FMCC's possession or control against obligation of Dealer to FMCC.


6. Payment by Dealer -

Dealer promises to pay FMCC promptly when due by acceleration or [ILLEGIBLE] all curtailments or other amounts due with respect to merchandise financed by FMCC for Dealer hereunder together with all interest and flat charges established by FMCC from time to time in its sole discretion under the Plan.


7. General -

Dealer waives the benefit of all homestead and/or exemption laws and [ILLEGIBLE] that the acceptance by FMCC of any payment after it may have become [ILLEGIBLE] the waiver by FMCC of any other default shall not be deemed to alter
[ILLEGIBLE] Dealer's obligation and/or FMCC's right with respect to any subsequent [ILLEGIBLE] or default.

Neither this agreement, nor any other agreement between Dealer and FMCC nor any funds payable by FMCC to Dealer shall be assigned by Dealer without the express prior written consent of FMCC in each case.

Any provision hereof prohibited by any applicable law shall be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof. Except as herein provided, no modification hereof may be made except by a written instrument duly executed by, or pursuant to the express written authority of, an executive officer of FMCC. This agreement shall be deemed [ILLEGIBLE] contract by Dealer to give trust receipts to FMCC for all merchandise [ILLEGIBLE] hereunder at all times when the Uniform Trust Receipts Act is in effect [ILLEGIBLE] state in which Dealer's place of business is located as set forth above.


8. Acceptance and Termination -

Dealer waives notice of FMCC's acceptance hereof and this agreement [ILLEGIBLE] deemed accepted by FMCC at the time it shall first extend credit to Dealer [ILLEGIBLE] the Plan and shall be binding on Dealer and FMCC and their respective successors and assigns for the date thereof until terminated by receipt of written notice by either party from the other, but any such termination shall not relieve party from any obligation incurred prior to the effective date thereof.


Witness                                      LONE STAR FORD, INC.
                                             ----------------------------------
                                               (Dealer's Exact Business Name)


/s/ [ILLEGIBLE]                              By  [ILLEGIBLE]       Title  V.P.
    ---------------------                        ------------------       ------

                                                            Date August 10, 1972

To  FORD MOTOR COMPANY                      From  LONE STAR FORD, INC.
    -----------------------------                 ------------------------------
(Manufacturer's or Seller's Name)                 (Dealer's Exact Business Name)

HOUSTON DISTRICT SALES OFFICE                      8600 No. FREEWAY
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(Division-District Sales Office)                       (Street and Number)

P.O. BOX 1851                                      HOUSTON    TEXAS     77088
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(Street and Number)                                (City)    (Zone)     (State)

HOUSTON       TEXAS       77001
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(City)        (Zone)      (State)

Please be advised that the undersigned Dealer has applied to Ford Motor Credit Company for the wholesale accommodations provided under the FMCC Automotive Wholesale Plan for purchases by the undersigned from you of new FORD CARS &
                                                                     ---- ---- -
TRUCKS motor  vehicles.  You are hereby  requested and  authorized to handle all
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deliveries to the  undersigned  of such motor  vehicles in  accordance  with the terms of the FMCC Automotive Wholesale Plan until you are notified in writing to the contrary by the undersigned. You also are authorized to rescind the sale of, or divert the shipment of, any of such motor vehicles ordered by the undersigned in accordance with the instructions of Ford Motor Credit Company from time to time.

If you have any questions please contact FMCC at:

6300 HILLCROFT                                    LONE STAR FORD, INC.
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(FMCC Branch Address)                             (Dealer's Exact Business Name)

HOUSTON   TEXAS - 77036
------------------------------                 By /s/ Charles A. West, V.P.
(City)    (Zone)    (State)                       ------------------------------
                                                                          (Date)
771-8371            DH
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Telephone No.    Branch Code

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                        POWER OF ATTORNEY FOR WHOLESALE

KNOW ALL MEN BY THESE PRESENTS: That the undersigned dealer does hereby make, constitute and appoint R.C. White of Dearborn, Michigan and any other officer or employee of Ford Motor Credit, a Delaware corporation of Dearborn, Michigan, its true and lawful attorneys with full power of substitution, for and in its name, stead and behalf, to prepare, make, execute, acknowledge and deliver to Ford Motor Credit Company from time to time promissory notes or other evidences of indebtedness and trust receipts, chattel mortgages, conditional sale contracts and other title retention or security instruments necessary or appropriate in connection with the wholesale financing by Ford Motor Credit Company of merchandise for the undersigned dealer, under the terms of the Ford Motor Credit Company Automotive Wholesale Plan, and generally to perform all acts, and to do all things necessary of appropriate in discharge of the power hereby conferred, including the making of affidavits and the acknowledging of instruments, as if fully done by the undersigned dealer, and the said attorneys are hereby further authorized and empowered in the discharge of the power hereby conferred to execute any instruments by means of either a normal imprinted or other facsimile signature or by completing a printed form to which an imprinted or other facsimile signature is then affixed.

This Power of  Attorney is  executed  by the  undersigned  dealer to induce Ford
Motor Credit Company to make advances for merchandise to be acquired by the undersigned dealer and recognizes that such advances are made to manufacturers, distributors and other sellers of such merchandise at places other than the undersigned dealer's place of business, and that it is impractical for the undersigned dealer to execute the promissory notes, trust receipts, chattel mortgages, conditional sale contracts and other title retention or security instruments necessary or appropriate in connection with such advances without unduly delaying the delivery of such merchandise to the undersigned dealer. Accordingly, this Power of Attorney may be revoked by the undersigned dealer only by notice in writing addressed to Ford Motor Credit Company, Dearborn, Michigan by registered mail, return receipt requested, stating an effective date on or after the receipt thereof by Ford Motor Credit Company.

Dated this 10 day of August 1972

                                               LONE STAR FORD, INC.
                                   -------------------------------------------
                                          (Dealer's Exact Business Name)
Witness or Attest:


                                   By /s/ Charles A. West        Title   V.P.
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State of  Texas
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                         ss.
County of   Harris
          ------------

On  this 10 day of  August  1972  before  me,  the  undersigned  Notary  Public,
personally appeared       Chas. A. West       who acknowledged himself to be the
                   --------------------------
                  (Person Signing for Dealer)

Vice President      of            LONE STAR FORD, INC.,           the grantor of
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     (Title)                        (Dealer's Name)

the foregoing Power of Attorney, and that he, being authorized so to do, executed the foregoing Power of Attorney for the purposes therein contained, by signing the name of the said grantor by himself in the capacity indicated.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

                                        /s/ [ILLEGIBLE]
               (NOTARY'S                    -----------------------------------
                  SEAL  )                             Notary Public

                                        My commission expires  June 1, 1973
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